UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On February 28, 2018, SCE agreed to sell $450,000,000 principal amount of its 2.90% First and Refunding Mortgage Bonds, Series 2018A, Due 2021; $400,000,000 principal amount of its 3.65% First and Refunding Mortgage Bonds, Series 2018B, Due 2028 and $400,000,000 principal amount of its 4.125% First and Refunding Mortgage Bonds, Series 2018C, Due 2048. For further information concerning the bonds, refer to the exhibits attached to this report.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement dated as of February 28, 2018
4.1	One Hundred Thirty-Sixth Supplemental Indenture dated as of March 1, 2018
4.2	Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of February 28, 2018
5	Opinion of Counsel
12	Statement re Computation of Ratios of Earnings to Fixed Charges
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ Aaron D. Moss _______________________________________ AARON D. MOSS Vice President and Controller

Date: March 5, 2018